UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 30, 2003



                                NSD Bancorp, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)


   Pennsylvania                    0-22124                      25-1616814
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 (State or other                 (Commission                   (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)




          5004 McKnight Road, Pittsburgh, PA                  15237
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        (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (412) 231-6900


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                                NSD BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On May 18, 2004, the Registrant entered into a change of control agreement with each of Andrew W. Hasley, President and Chief Operating Officer of the Registrant, dated June 30, 2003, and William C. Marsh, Senior Vice President and Chief Financial Officer of the Registrant, dated October 8, 2003. The agreements are attached as Exhibits 99.1 and 99.2 to this Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit Number             Description
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99.1            Change of Control Agreement by and among NSD Bancorp, Inc. and
                Andrew W. Hasley, dated June 30, 2003.

99.2 Change of Control Agreement by and among NSD Bancorp, Inc. and William C. Marsh, dated October 8, 2003.

















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



NSD Bancorp, Inc.




Date:  May 20, 2004                         BY:  /s/ William C. Marsh
                                                 ------------------------------

                                            Name:    William C. Marsh
                                            Title:   Principal Financial Officer

                                                     Senior Vice President
                                                     Chief Financial Officer






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                                  EXHIBIT INDEX




EXHIBIT NO.
-----------

99.1 Change of Control Agreement by and among NSD Bancorp, Inc. and Andrew W. Hasley, dated June 30, 2003.

99.2 Change of Control Agreement by and among NSD Bancorp, Inc. and William C. Marsh, dated October 8, 2003.